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                                                                   EXHIBIT 10.2


                             SUBSCRIPTION AGREEMENT

                    INTERAMERICAS COMMUNICATIONS CORPORATION


InterAmericas Communications Corporation
T221 Brickell Avenue, Suite 900
Miami, Florida 33131

Ladies and Gentlemen:

         The undersigned, NU Investments, LLC (the "Purchaser"), understands that InterAmericas Communications Corporation, a Texas corporation (the "Company"), is offering for sale its 7% Convertible Debentures, in the form attached hereto as EXHIBIT A, IN the aggregate original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures"), and a warrant, in the form attached hereto as EXHIBIT B (the "Warrant"), for the purchase of an aggregate of One Hundred Thousand (100,000) shares of its common stock, $.00 1 par value per share (the "Common Stock"). The Purchaser further understands that the offering is being made without registration of the Debentures, the Warrant or the shares of Common Stock issuable upon conversion thereof (the Debentures, the Warrant and the shares of Common Stock issuable upon conversion thereof are hereinafter sometimes referred to as the "Securities") under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to "accredited investors" (as defined in Rule 50 T of Regulation D under the Securities Act).

         1. Subscription. Subject to the terms and conditions hereof the Company agrees to sell, issue and deliver, and Purchaser hereby offers to purchase and subscribes for (i) Debentures in the aggregate original principal amount of $T,500,000, and (ii) a Warrant for the purchase of 100,000 shares of Common Stock, for a purchase price equal to the aggregate original principal amount of the Debentures so to be purchased.

         2. The Closing. The closing of the transaction contemplated hereby (the "Closing") shall lake place on February 3, 1997 at the offices of Freeborn & Peters, 950 17th Street, Denver, Colorado 80202, at 9:30 a.m. or at such other time and place as shall be agreed to by the Company and the Purchaser (the "Closing Date"). At the Closing, payment shall be made by wire transfer against delivery of the Debentures and the Warrant to be purchased by the Purchaser. In addition, the Company shall deliver to the Purchaser an opinion of Company counsel in the form of EXHIBIT C.

         3.       Securities Act Registration.

                  3.1. The Company shall use its best efforts to register promptly under the Securities Act, at the Company's expense (other than underwriting discounts and commissions, if any), all of the shares of Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants issued to the Purchaser (the "Registrable Shares") and in that connection shall file, by no later than sixty (60) days after the date hereof a registration statement with respect to the Registrable Shares (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"). Notice of effectiveness of the Registration Statement shall be furnished promptly to the Purchaser. The Company shall use its best efforts to maintain the effectiveness of the Registration Statement and from time to time will amend or supplement such Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act. The effectiveness of the Registration Statement shall be maintained with respect to the Registrable Shares until all of the Registrable Shares have been sold pursuant thereto or such date as all of the Registrable Shares may be sold during any one period of three (3) consecutive months pursuant to Rule 144 under the Securities Act or otherwise without registration.

                  3.2 (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

                      (i) promptly give to each Holder written notice thereof; and

                      (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3.2(b) below, and in any underwriting involved therein, all the

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Registrable Shares specified in a written request or requests, made by any
Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Shares provided that such Registrable Shares have not previously been registered pursuant to the Registration Statement filed pursuant to
Section 3.1

                           (b) If the registration of which the Company gives
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a). In such event, the right of any Holder to registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                           Notwithstanding any other provision of this Section
3.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Shares from, or limit the number of Registrable Shares to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account. IF any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  3.3. In the event that the Company registers under the Securities Act any of the Registrable Shares held by the Purchaser, the Company shall indemnify and' hold harmless the Purchaser and each underwriter of such shares (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Purchaser or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and, except as hereinafter provided, shall reimburse the Purchaser and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in the prospectus (or the Registration Statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such Registration Statement or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Purchaser (insofar as indemnification of the Purchaser is concerned) or any underwriter (insofar as indemnification of any such underwriter is concerned) relating thereto expressly for use therein. Promptly after receipt by the Purchaser or any underwriter or any person controlling any of them, as the case may be, of notice of a claim to which the foregoing indemnification applies, the Purchaser or such other person shall notify' the Company in writing of the commencement thereof and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Purchaser or such underwriter or controlling person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Purchaser or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless: (i) the employment of such counsel has been specifically authorized by the Company,
(ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties of any such action, suit or proceeding (including any impleaded parties) include both the person or persons seeking indemnification (the "indemnified person") and the Company and such indemnified person shall have been advised by its counsel that representation of the indemnified person and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified person). The Company shall not be liable to indemnify any person for any settlement by such person of any such action effected without the Company's consent.


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                  3.4.  The Purchaser shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all losses, claims, damages, expenses or liabilities or actions to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and shall reimburse the Company, its officers and directors and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims damages, expenses, liabilities or actions arise out of or are based upon any information relating to the Purchaser furnished by or on behalf of the Purchaser in writing specifically for inclusion in such Registration Statement Notwithstanding the above, the liability of the Purchaser under this' Section 3.4 shall not exceed the proceeds (net of underwriting discounts or commissions) received by the Purchaser upon the sale of the Registrable Shares.

                  3.5. Any losses, claims, damages, liabilities and reasonable expenses for which an indemnified party is entitled to indemnification under Sections 3.3 and 3.4 of this Agreement shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities and expenses are incurred.

                  3.6. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement, and the prospectus used in connection with such Registration Statement as, in the opinion of the counsel to the Company, may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                  3.7 The Company shall notify each seller of Registrable Shares covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                  3.8. The Company shall furnish to the Purchaser such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as may reasonably be requested in order to facilitate the disposition of the Registrable Shares owned by the Purchaser.

                  3.9. The Company shall use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchaser; provided, however, that the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  3.10. The Company shall notify each holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act and of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  3.11. [Reserved]

                  3.12 The Company shall use its best efforts to maintain the listing of its Common Stock on The Nasdaq SmallCap Market (or on The Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange), for at least the thirty-six (36) month period commencing on the Closing Date.

                  3.13 The Company will make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the initial registration statement filed by the Company under the Securities Act; and

                  3.14 The Company will file with the SEC in a timely manner all reports and other documents required of

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the Company under the Securities Act and the Securities Exchange Act of 1934,
as amended, for at least the thirty-six (36) month period commencing on the Closing Date.

                  3.15 In the event that all of the Registrable Shares have not been registered for resale on or before June 30, 1997, the Company shall, for each day or portion thereof that said Registration Statement is not declared effective, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Purchaser the premium set forth in Section 1 of the Debentures

         4. Representations Warranties and Covenants of the Company. The Company represents and warrants to the Purchaser as follows, such representations and warranties to be true and correct as of the Closing Date.

                  (a) The Common Stock issuable upon the conversion of the Debentures has been duly authorized and, when issued and delivered to the Purchaser in accordance with the terms of said Debentures, will be validly issued, fully paid and nonassessable.

                  (b) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Texas with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company.

                  (c) The Company has registered its Common Stock pursuant to
Section 12 of the Exchange Act and the Common Stock is listed and trades on The Nasdaq SmallCap Market. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) calendar months immediately preceding the offer or sale of the Debentures (or for such shorter period that the Company has been required to file such material).

                  (d) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach O{ or a default under, the certificate of incorporation or by-laws, or other organizational documents, of the Company or any of its subsidiaries or (ii) conflicts or will conflict with, or constitutes or will constitute a material breach of, or default under, any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, or any of its subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property, or assets of any of them is subject.

                  (e) The execution and delivery O{ and by the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, and the Company has full corporate and legal power to enter into this Agreement and perform all of its obligations hereunder.

                  (f) As of October 31, 1996, the Company has authorized Fifty Million (50,000,000) shares of Common Stock, $.001 par value per share, of which 16,152,518 shares are issued and outstanding and Ten Million (10,000,000) shares of preferred stock, 5.001 par value per share, of which none are issued and outstanding. All such shares have been duly and validly issued and are fully paid and nonassessable. Except as set forth on SCHEDULE 4(f) attached hereto, the Company has outstanding no other shares of any class of capital stock. There are no subscriptions, options, warrants, scrip, rights, calls, convertible securities, or any other similar agreements, arrangements or commitments of any character relating to the issued or unissued capital stock, or other securities of the Company obligating, or which may obligate the Company to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of its capital stock or obligating or which may obligate the Company to grant, extend or enter into any such subscription, option, warrant, scrip, right, call, convertible security, or other similar agreement arrangement, or similar commitment.

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                  (g) There are no legal or administrative proceedings or
investigation of any kind or nature now pending or to the knowledge of the Company, threatened before any court or administrative body against the Company nor is the Company subject to any unsatisfied judgment, order or decree of any court of law, administrative board, regulatory agency, arbitrator or arbitration panel.

                  (h) Since September 30, 1996, the business of the Company has been operated only in the ordinary and normal course, and there has not been, after such date, any material adverse change in the earnings, assets, liabilities, financial condition or in the operation of its businesses.

         5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                  (a) The Purchaser is aware that no federal or state agency has passed upon the Common Stock or made any finding or determination concerning the fairness of this investment and that this investment is subject to numerous risks, including those set forth on SCHEDULE 5(a) hereto.

                  (b) The Purchaser has had an opportunity to ask questions of and receive answers from representatives of the Company, concerning the terms and conditions of this investment.

                  (c) The Securities for which the Purchaser hereby subscribes will be acquired for the Purchaser's own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act.

                  (d) The Purchaser acknowledges that, until the Registration Statement is declared effective by the SEC, there are restrictions on the transferability of shares of Common Stock as required pursuant to federal and state securities laws. The Purchaser further agrees to be responsible for compliance with all conditions on transfer imposed by any state blue sky or securities law. The Purchaser acknowledges that each certificate representing the Registrable Shares shall be stamped with a restrictive legend substantially similar to the following:

                  "The securities evidenced by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any state securities laws, and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) if an exemption from registration under such Act is available.

                  Notwithstanding the foregoing, the securities evidenced by this certificate are also subject to the registration rights set forth in that certain Subscription Agreement by and between the original holder hereof and the Company, a copy of which is on file at the Company's principal executive office."

                  (e) The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is an organization described in Section 50T(c)(3) of the Internal Revenue Code of 1986, as amended, and is a corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000. The Purchaser agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Securities.

         6. Brokers. Each of the Company and Purchaser hereby indemnifies and holds the other harmless from any liability for any brokers' or finders' fee with respect to this Agreement or the transactions contemplated hereby for which the Company or the Purchaser, as the case may be, is responsible. It is specifically acknowledged and agreed that the Company is liable for any fees payable to Corporate Capital Management, L. L. C.

         7. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

         8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties

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hereto, their respective successors and assigns, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of other party and any assignment in violation hereof shall be void, provided that the Purchaser may assign its rights and obligations hereunder to any person acquiring some or all of the Securities, provided that such transfer
(i) is made in accordance with Section 5 hereof and is not pursuant to the effective Registration Statement and (ii) such person agrees in writing to be bound by the terms hereof.

         9. Certain Agreements. The Company covenants and agrees that during the sixty (60) days following the Closing Date, neither the Company, nor any affiliate of the Company, nor any person acting on behalf of the Company shall, without the prior written consent of the Purchaser, agree to enter, enter into, or consummate any subsequent equity securities offering (including any debt offering convertible into equity securities of the Company) except for: (i) the issuance of stock options pursuant to the Company's existing stock option plans and the issuance of Common Stock pursuant to presently outstanding stock options and convertible securities; (ii) the firmly underwritten public offering of its equity or debt securities: and (iii) the issuance of shares of its capital stock in consideration in whole or in part for one or more acquisitions made by the Company. Except as set forth above, the Company further covenants and agrees that it shall not engage in any offering, resulting in gross proceeds to the Company of less than $1,500,000, from the period commencing with Closing Date and terminating one hundred twenty (120) days after the Closing Date, without first offering the Purchaser the opportunity (which shall remain open for a period often (10) business days from the date the Purchaser receives notice thereof) to purchase up to all of such additional securities (in the discretion of the Purchaser) on the terms and conditions which the Company proposes to offer such additional securities to third parties. Any proposed sale of securities on terms and conditions different from those offered to the Purchaser, as well as any subsequent proposed sale of any such additional securities by the Company, shall again be subject to the first refusal rights of the Purchaser and shall require compliance by the Company with the procedures described in this Agreement. The Company further covenants and agrees to provide the Purchaser with prompt notice (in any event not later than two (2) business days after the fact) of the date of closing and the substantive terms and provisions of any such offering with any third party which was the subject of the right of first offer described in this Section 9.

         10. Choice of Law: Conflict of Law: Jurisdiction and Venue. Except as otherwise expressly provided herein, the terms, conditions and enforceability of this Agreement shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of this Agreement, or arising from this Agreement or the subject matter of this Agreement, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

         11. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         12. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which will constitute one and the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

         13. Notice. Any notice to be given or to be served upon any party in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by' Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

         If to the Company, to:

             InterAmericas Communications Corporation
             1221 Brickell Avenue, Suite 900
             Miami, Florida 33131
             Attn.:   Patricio E. Northland, Chief Executive Officer
             Telephone:        (305) 377-6790
             Facsimile:        (305) 377-6791

         With a copy to:

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                  Andrew Hulsh, Esq.
                  Baker & McKenzie
                  Barnett Tower - Suite 1600
                  701 Brickell Avenue
                  Miami, Florida 33131-2827
                  Telephone:        (305) 789-8900
                  Facsimile:        (305) 789-8953

         If to the Purchaser, to:

                  NU Investments, LLC
                  Field Secretaries
                  c/o Bank of Butterfield International Ltd.
                  P.O. BOX 705
                  Butterfield House, Fort Street
                  Grand Cayman, Cayman Island
                  Attn.:   Irwin Dikau
                  Telephone:        (809) 949-7055
                  Facsimile:        (809) 949-7004

         With a copy to;

                  Kenneth S. Witt, Esq.
                  Freeborn & Peters
                  950 17th Street, Suite 2600
                  Denver, Colorado 80202
                  Telephone:        (303) 628-4200


Any parry may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         15. Fees and Expenses. Each of Purchaser and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder including, but not limited to, the fees and disbursements of such party's legal counsel; provided, however, that the prevailing party in any action, suit or proceeding brought before or by any court or governmental agency or body, domestic or foreign arising out of the transactions contemplated hereby shall be entitled to be reimbursed for its reasonable legal fees and expenses.

         16. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]

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         The undersigned acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated this 3rd day of February, 1997.



                                     NU INVESTMENTS, LLC


                                     By:  /s/ Field Secretaries (Cayman) Ltd.

                                     Name:    Field Secretaries (Cayman) Ltd.

                                     Title:   Secretary


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 3RD DAY OF FEBRUARY, 1997.


                                     INTERAMERICAS COMMUNICATIONS CORPORATION


                                     By:      /s/ Patricio E. Northland
                                              --------------------------------

                                     Name:    Patricio E. Northland
                                              --------------------------------

                                     Title:   Chairman & CEO
                                              --------------------------------

                                                                      Exhibit A

THE SECURITIES REPRESENTED BY THE DEBENTURES AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (III) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS DEBENTURE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AND PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

No.____                                                       $__________

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                  7% CONVERTIBLE DEBENTURE DUE FEBRUARY 3,2000

         THIS DEBENTURE is one of a duly authorized issue of Debentures of InterAmericas Communications Corporation, a corporation duly organized and existing under the laws of the State of Texas (the "Company"), designated as its 7% Convertible Debentures due February 3, 2000 in an aggregate original principal amount not exceeding One Million Five Hundred Thousand Dollars ($1,500,000) (the "Debentures")

         FOR VALUE RECEIVED, the Company promises to pay to NU Investments, LLC, registered holder hereof (the "Holder"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000) on February 3, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 7% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date hereof, computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name the Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement executed by the original Holder in connection with the purchase of the Debentures (the "Subscription Agreement"). The principal of; and interest on, the Debentures is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company, as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Holder may require the Company to issue shares of its Common Stock, 5.001 par value per share (the "Common Stock"), or a combination of Common Stock ~d cash as payment of the interest then due and payable. If the Holder elects to receive all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on the Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such interest is payable, equal in amount to the interest which the Holder has elected to receive in kind.

         This Debenture is subject to the following additional provisions:

         1. In the event that the Company has not registered for resale all of the Registrable Shares pursuant to Section 3 of the Subscription Agreement on or before June 30, 1997, the Company shall, for each day or portion thereof that such Registrable Shares are not registered for resale, in addition to the interest accruing at the rate of 7% per annum otherwise payable pursuant to the terms of the Debentures, pay the Holder a premium equal to one tenth of one percent (0.1%) of the aggregate outstanding principal amount of the Debentures, payable weekly in arrears, commencing July 1, 1997. The premium to be paid, if any, shall constitute liquidated damages for the Company's failure to cause the registration of the Registrable Shares. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such registration are uncertain in amount and difficult to be proved. The premium shall accrue and be payable on a weekly basis in cash or, in lieu of a cash premium payment the Holder may, at its option, require the Company to issue shares of its Common Stock or a combination of Common Stock and cash as payment of the premium then due and payable, until such time as the Holder receives notification of the effectiveness of the Registration Statement or the registration to be effected pursuant to Section 3.2 of the Subscription Agreement. If the Holder elects to receive all or a portion of the premium in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate average closing bid price (as reported on The Nasdaq SmallCap Market) for the five (5) consecutive trading days ending on the trading day prior to the date such premium is payable, equal in amount to the cash premium which the Company is required to pay in kind.

         2. The Debentures are issuable in denominations of Fifty Thousand Dollars ($50,000) and integral multiples thereof This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder No service charge will be made for such registration or transfer or exchange.

         3. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

         4. This Debenture has been issued subject to certain investment representations of the original Holder hereof (set forth in Section 5 of the Subscription Agreement) and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         5. Subject to the provisions of Section 7 hereof; the Holder of this Debenture shall have the option to convert up to One Hundred percent (100%) of the of the principal amount of the Debentures originally issued to the Holder at any time and from time to time into shares of the Company's Common Stock, at a conversion price for each share of Common Stock equal to the lesser of (i) the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Debentures (the "Fixed Conversion Price") or, (ii) eighty-three percent (83%) of the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (hereinafter defined) (such lesser value being hereinafter referred to as the "Conversion Price"). Notwithstanding the foregoing, in the event that the closing bid price (as reported by The Nasdaq SmallCap Market) of the Company's Common Stock for ten (10) consecutive trading days is equal to, or less than $2.25 (as adjusted for stock splits, combinations and similar recapitalizations affecting the Common Stock), the Company may, on one and only one occasion, suspend the Purchaser's ability to convert any part of the outstanding Debentures for a period not to exceed forty-five (45) days.

         6. Conversion of this Debenture shall be effectuated by surrendering the Debenture to the Company with the form of Notice of Conversion attached hereto as Schedule 1, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given shall be deemed to be the date on which the Holder has delivered the Debentures, with the Notice of Conversion duly executed, to the Company, or if earlier, the date such Notice of Conversion is delivered to the Company provided the Debentures are received by the Company within five (5) trading days thereafter. Such date is referred to herein as the "Conversion Date." Facsimile delivery of the Notice of Conversion shall be accepted by the Company. The Company shall issue and register, within three (3) trading days after delivery to the Company of such Notice of Conversion, if the Company has received the original Notice of Conversion and Debenture(s) being so converted by such date, the number of shares of Common Stock to which the Holder shall be entitled, registered in such street or nominee name as may be directed by the Holder in the Notice of Conversion. The Company shall ensure that the shares of Common Stock are at all times Depository Trust Corporation eligible. In the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such three (3) trading day period; (i) the Company shall pay the Holder a premium equal to one percent (1%) of the aggregate principal amount of the Debentures then outstanding and held by the Holder, payable daily, commencing on the fourth (4th) trading day after delivery to the Company of such Notice of Conversion or (ii) the Holder may, in its sole discretion, revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored t(; their respective positions immediately prior to delivery of such Notice of Conversion. The parties agree that the foregoing damages are reasonable and that the anticipated damages for the failure of the Company to effect such delivery are uncertain in amount and difficult to be proved

         7. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 7.

                  (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Fixed Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                  (b) If the number of shares of Common Stock outstanding at any time after the date of the Debentures is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Fixed Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debentures shall be decreased in proportion to such decrease in outstanding shares.

         8. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Debentures, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

         9. The Company shall be entitled to prepay the entire amount of the Debentures or any portion hereof; at any time or from time to time, upon not less than ten (10) (nor more than twenty (20)) days' prior written notice. The prepayment price shall equal One Hundred Seventeen Percent (117%) of the principal amount so to be prepaid plus all accrued and unpaid interest. Such prepayment shall be effected by written notice to the Holder, accompanied by prepayment by wire transfer of immediately available funds to an account designated by the Holder. Any such prepayment shall be made pro rata among the Debentures in proportion to the original principal amount thereof

         10.      Any of the following shall constitute an" Event of Default"

         a. The Company shall fail to make any payment (whether principal, interest or otherwise) on the Debentures as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

         b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Debentures or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

         c. The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Debentures or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

         d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                  (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof; or for a substantial part of its property or business;

         e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

         f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of; consent to, or acquiesce in any such proceeding or admit the material allegations of; or default in answering a petition filed in any such proceeding;

         g. The Company shall have its Common Stock delisted from The Nasdaq SmallCap Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

         h. The Company shall default on the payment of any debts in excess of $100,000 beyond any applicable grace period;

         i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

         j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock, other than (i) a merger or share exchange effected solely for the purpose of reincorporating the Company or (ii) a merger or share exchange in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger or share exchange own more than fifty percent (50%) of the outstanding voting stock of the Company following the merger or share exchange.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof; whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

         11. The Company, should an Event of Default occur, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         12. (a) Anything in this Debenture to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest in this Debenture, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment, to (x) all obligations of the Company to commercial banks for borrowed money, (y) all obligations of the Company to commercials banks under guarantees by the Company of obligations of wholly-owned subsidiaries of the Company to commercial banks for borrowed money, in each case, whether such obligations are outstanding at the date of this Debenture or created or incurred after the date of this Debenture but prior to the maturity of this Debenture and (z) all obligations of the Company to holders of the Company's indebtedness issued in connection with one or more underwritten public offerings by the Company (hereinafter referred to as "Senior Indebtedness").

                  (b) The term "Senior Indebtedness" does not include any indebtedness as to which the instrument creating or evidencing it provides that such indebtedness is on a parity with or otherwise not superior in right of payment to this Debenture.

                  (c) No payment on account of principal or interest on this Debenture shall be made if; at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness any default or any condition, event or act that, with notice or lapse of time, or both, would constitute a default, unless waived, and if any such payments are received by Holder, Holder shall forthwith deliver such payment to the holders of the Senior Indebtedness, for application on account of the Senior Indebtedness, and until so delivered, such payment shall be held in trust by Holder as the property of the holders of the Senior Indebtedness.

                  (d) In the event of any insolvency proceedings, and any receivership, liquidation or other similar proceedings in connection therewith, relative to the Company or its property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, interest fees and charges, including without limitation post-petition interest, on all Senior Indebtedness before Holder is entitled to receive any payment on account of principal or interest upon this Debenture and no claim or proof of claim shall be filed with the Company by or on behalf of Holder that shall assert any right to receive any payments in respect of this Debenture, except subject to the payment in lull of the principal and interest on all of the Senior Indebtedness then outstanding.

                  (e) If funds or assets which would otherwise be available to make payments in respect of this Note are instead paid or distributed to the holders of Senior Indebtedness on account of the subordination provisions of this Section 1.2, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness.

         13. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of; and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

         14. Any notice to be given or to be served upon any party in connection with the Debentures must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

         If to the Company, to:

                  InterAmericas Communications Corporation
                  1221 Brickell Avenue, Suite 900
                  Miami, Florida 33131
                  Attn.: Patricio E. Northland, Chief Executive Officer
                  Telephone:        (305) 377-6790
                  Facsimile:        (305) 377-6791

         With copy to:

                  Andrew Hulsh, Esq.
                  Baker & McKenzie
                  Barnett Tower - Suite 1600
                  701 Brickell Avenue
                  Miami, Florida 33131-2827
                  Telephone:        (305) 789-8900
                  Facsimile:        (305) 789-8953

         If to the Holder, to:

                  NU Investments, LLC
                  Field Secretaries
                  c/o Bank of Butterfield International Ltd.

                  P.O. Box 705
                  Butterfield House, Fort Street
                  Grand Cayman, Cayman Island
                  Attn.: Irwin Dikau
                  Telephone:        (809) 949-7055
                  Facsimile:        (809) 949-7004

         With a copy to;

                  Kenneth S. Witt, Esq.
                  Freeborn & Peters
                  950 17th Street, Suite 2600
                  Denver, Colorado 80202
                  Telephone:        (303) 628-4200
                  Facsimile:        (303) 628-4240

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         15. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Debentures shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of the Debentures, or arising from the Debentures or the subject matter of the Debentures, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof The parties to the Debentures consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized

Dated: February 3, 1997                      INTERAMERICAS COMMUNICATIONS
                                             CORPORATION

                                             By:   /s/ Patricio E. Northland
                                             -------------------------------
                                             Name:     Patricio E. Northland

                                             Title:    Chairman & CEO

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)


         The undersigned hereby irrevocably elects to convert the above Debenture No. into _________________________ shares of Common Stock of InterAmericas Communications Corporation (the "Company") according to the conditions hereof; as of the date written below


                     -------------------------------------
                                 Date of Notice



                     -------------------------------------
                                   Signature



                     -------------------------------------
                                      Name

                     -------------------------------------
                                    Address:







* The original Debenture and a manually signed original of this Notice of Conversion must be received by the Company by the third business day following the date of delivery of this Notice of Conversion by facsimile.

                                                                      Exhibit B

THIS WARRANT AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY EXERCISE THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (III) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


                                    WARRANT

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                FEBRUARY 3, 1997

         This certifies that, for value received, NU Investments, LLC ("NUI") and any subsequent transferee pursuant to the terms of the Agreement (as defined below) of even date herewith and this Warrant (each a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from InterAmericas Communications Corporations, a Texas corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before February 2, 2002 (the "Expiration Date"), One Hundred Thousand (100,000) fully paid and nonassessable shares of common stock, par value $.001 per share (the -Common Stock"), of the Issuer at an exercise price of Five Dollars ($5.00) per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

         Section 1, Definitions. Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Subscription Agreement of even date herewith by and between Kessler and the Issuer (the "Agreement")

         Section 2. Exercise of Warrant

                  (a)Subject to the provisions hereof this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 9 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as SCHEDULE ONE, duly executed and accompanied by payment to the Issuer as further set forth below in this Section 2 for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer' shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of this Warrant. The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose.

                  (b)Certificates representing Warrant Shares shall bear the following restrictive legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act is in effect or (ii) the corporation has received an opinion of counsel, which opinion is satisfactory to the corporation, to the effect that such registration is not required under the Securities Act."

                  (c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value (hereinafter defined) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the lssuer together with the properly endorsed Notice of Exercise and notice of such elect ion in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:


                 Y (A-B)
                 -------
                    A


          Where         X   the number of shares of Common Stock to be issued
                            to the Holder

                        Y = the number of shares of Common
                            Stock purchasable under the Warrant
                            or, if only a portion of the
                            Warrant is being exercised, the
                            portion of the Warrant being
                            canceled (at the date of such
                            calculation)

                        A = the Fair Market Value of one share of the Issuer's
                            Common  Stock (at the date of such calculation)

                        B = Exercise Price (as adjusted at the date of such
                            calculation)

For purposes of the above calculation, Fair Market Value of one share of Common Stock shall be the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Issuer's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Election to Purchase.

         Section 3. Reservation of Shares.' Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery' upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery' upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary' act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take such action as may be required of the Issuer to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary' in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

         Section 4. Exchange, Transfer, Assignment or Loss of Warrant. Any attempted transfer of his Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant and the Agreement. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 4, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the

Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

         Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         Section 5. Rights of Holder. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

         Section 6. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

                  (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall ~e adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                  (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

                  (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 8 below.

                  (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the surviving or resulting corporation and in which the stockholders of the Issuer immediately prior to the merger or consolidation hold more than 50% of the voting stock of the Issuer following the merger or consolidation), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and the stockholders of the Issuer immediately prior to the exchange hold more than 50% of the voting stock of the Issuer after the exchange), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

                  (e) If the Issuer shall, at any time before the expiration of this Warrant, sell all or substantially all of its assets and distribute the proceeds thereof to the Issuer's shareholders, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such distribution with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such distribution results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder.

                  (f) If an event occurs which is similar in nature to the events described in this Section 6, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

                  (g) The term "Common Stock" shall mean the Common Stock of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this Section 6, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

                  (h) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 6, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

                  (i) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

                  (j) No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price

                  (k) If an adjustment is made under this Section 6 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 6 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

         Section 7. Taxes on Issue or Transfer of Common Stock and Warrant.. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

         Section 8. Notice of Adjustment.. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least ten (10) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

         Section 9 Notice. Any notice to be given or to be served upon any party, in connection with the Warrant must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

         If to the Issuer, to:

                  InterAmericas Communications Corporation
                  1221 Brickell Avenue, Suite 900
                  Miami, Florida 33131
                  Attn.:   Patricio E. Northland, Chief Executive Officer
                  Telephone:        (305) 377-6790
                  Facsimile:        (305) 377-6791


         With copy to:

                  Andrew Hulsh, Esq.
                  Baker & McKenzie
                  Barnett Tower - Suite 1600
                  701 Brickell Avenue
                  Miami, Florida 33131-2827
                  Telephone:        (305) 789-8900
                  Facsimile:        (305) 789-8953

         If to the Holder, to:

                  NU Investments, LLC
                  Field Secretaries
                  c/o Bank of Butterfield International Ltd.
                  P.O. Box 705
                  Butterfield House, Fort Street
                  Grand Cayman, Cayman island
                  Attn.:   Irwin Dikau
                  Telephone:        (809) 949-7055
                  Facsimile:        (809) 949-7004

         With a copy to.

                  Kenneth S. Witt, Esq.
                  Freeborn & Peters
                  950 17th Street, Suite 2600
                  Denver, Colorado 80202
                  Telephone:        (303) 628-4200
                  Facsimile:        (303) 628-4240

         Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

         Section 10. Choice of Law: Conflict of Law: Jurisdiction and Venue. Except as otherwise expressly provided herein, the terms, conditions and enforceability of the Warrant shall be governed by and interpreted under the laws of the

State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of this Warrant, or arising from this Warrant or the subject matter of this Warrant, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof. The parties to the Warrant consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.



                            [SIGNATURE PAGE FOLLOWS]

                                                 INTERAMERICAS COMMUNICATIONS
                                                 CORPORATION


                                                 By.

                                                 Name:

                                                 Title:

ATTEST:



                           , Secretary

                                                                   SCHEDULE ONE


                              ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise this Warrant and to purchase _______ shares of InterAmericas Communications Corporation Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares be issued in the name of:


                 --------------------------------------------
                                     (Name)


                 --------------------------------------------
                                   (Address)



                 --------------------------------------------
                (United States Social Security or other taxpayer
                       identifying number, if applicable)

and, if different from above, be delivered to:



                 --------------------------------------------
                                     (Name)



                 --------------------------------------------
                                   (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date: _________ ___, ______,

Name of Registered Owner:

Address:

Signature: